UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

FIRST SAVINGS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Indiana	001-34155	37-1567871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana 47129
(Address of principal executive offices) (Zip Code)

(812) 283-0724
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

First Savings Financial Group, Inc. (the “Company”) is filing this Form 8-K/A for the purpose of filing the required financial statements and the required pro forma financial information with respect to the completion of the acquisition of Community First Bank (“CFB”) by First Savings Bank, F.S.B., the Registrant’s wholly-owned subsidiary, as previously reported under Item 2.02 of the Registrant’s Form 8-K filed on October 2, 2009.

Item 9.01.          Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

The financial statements of CFB are attached hereto as Exhibit 99.2 and incorporated herein by reference.

b.	Pro forma financial information.

The pro forma information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

c.	Shell company transactions.

Not applicable.

d.	Exhibits.

Exhibit Number	Description
99.2	Financial Statements of Community First Bank
99.3	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date:	December 16, 2009	By:	/s/ Anthony A. Schoen
		Name:	Anthony A. Schoen
		Title:	Chief Financial Officer